UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III
The Berkshire Funds
475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-408-526-0707

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

December 31, 2025

ANNUAL REPORT

BERKSHIRE FOCUS FUND (BFOCX)

This annual shareholder report contains important information about the Berkshire Focus Fund (BFOCX) for the period January 1, 2025 to December 31, 2025. You can find additional information about the fund at www.berkshirefunds.com. You can also request this information by contacting us at 1-877-526-0707.

Fund Costs

(based on hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Berkshire Focus Fund	$222.95	1.95%

Management’s Discussion of Performance

For the twelve-month period ended December 31, 2025, the Berkshire Focus Fund significantly outperformed its primary benchmark index. The Fund generated a total return of 28.67% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 17.88% over the same period. A $10,000 investment in our Fund over 10 years starting on December 31, 2015, grew to $45,277. This was a +16.30% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $39,827. This was a +14.82% average annual compounded return.

U.S. stock markets concluded 2025 with their third consecutive year of double-digit gains, characterized by resilience in the face of significant volatility. President Trump’s introduction of “Liberation Day” tariffs in April caused the sharpest selloff of equities since the pandemic. Following the rollback of tariffs, the U.S. markets staged a massive recovery into June, driven by robust corporate earnings and continued momentum in artificial intelligence (AI). The Federal Reserve enacted three interest rate cuts late in the year (September, October, and December) to support a slowing economy, balancing the need to fight persistent inflation with the risk of a weakening labor market. Despite early recession fears and a 43-day government shutdown in October and November, the U.S. economy showed strength, with Q3 GDP accelerating at an annualized rate of 4.4%. All the major U.S. indexes reached record highs by late December as AI-oriented stocks were the primary drivers, with the technology sector significantly outpacing the broader market.

Our investments in NVIDIA (NVDA), Broadcom (AVGO), Palantir (PLTR), Applied Digital (APLD), Bloom Energy (BE), Vertiv (VRT) and Taiwan Semiconductor (TSM) were all contributors to the Fund’s performance during the period. However, some of our investments detracted from the Fund’s performance—these included Coinbase Global (COIN), CoreWeave (CRWV), Oracle (ORCL), Reddit (RDDT) and Strategy (MSTR). New significant additions to the portfolio in the second half were Celestica (CLS), MongoDB (MDB), GE Vernova (GEV), Rocket Lab USA (RKLB), SiTime (SITM) and Nebius (NBIS).

Growth of $10,000(1)

Average Annual Total Returns (1)

Fund Statistics

Net Assets: $301.5 million

Portfolio Holdings: 24

Portfolio Turnover: 2,603.8%

Total Advisory Fees Paid: $4,201,173

Top 10 Holdings

(as a percentage of total net assets)

Company	Weight
NVIDIA Corp.	24.24%
Taiwan Semiconductor Mfg. Co. Ltd. – ADR	10.29%
Tesla, Inc.	6.00%
Broadcom, Inc.	5.30%
Oracle Corp.	4.98%
GE Vernova, Inc.	4.98%
Celestica, Inc.	4.88%
Astera Labs, Inc.	4.85%
Rocket Lab Corp.	4.80%
Palantir Technologies, Inc. (Class A)	4.40%

Sector Allocation

(as a percentage of total net assets)

Sector	Weight
Semiconductors	39.84%
Business Software & Services	16.66%
Electrical Equipment & Parts	12.54%
Aerospace & Defense	6.83%
Neocloud Data Centers	6.75%
Automobile Manufacturers	6.00%
Communication & Networking Equipment	5.81%
Internet Services	3.10%
Internet Social Media	2.49%
Semiconductor Equipment	0.01%
Entertainment	0.01%
Cybersecurity Equipment & Services	0.01%

(1)	The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

December 31, 2025

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-526-0707 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit www.berkshirefunds.com.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David A. White is an audit committee financial expert. Mr. White is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/25	FYE 12/31/24
Audit Fees	$16,550	$16,250
Audit-Related Fees	$0	$0
Tax Fees	$3,750	$3,750
All Other Fees	$0	$0

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/25	FYE 12/31/24
Registrant	$3,750	$3,750
Registrant's Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Berkshire Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2025

Shares		Value

	COMMON STOCKS - 100.05%	$ 301,692,421
	(Cost $287,672,024)

	AEROSPACE & DEFENSE - 6.83%	20,590,209
10	BWX Technologies, Inc.	1,728
56,300	EchoStar Corporation (Class A) *	6,119,810
10	GE Aerospace	3,080
207,360	Rocket Lab Corporation *	14,465,434
10	Rolls-Royce Holdings plc - ADR	157

	AUTOMOBILE MANUFACTURERS - 6.00%	18,083,438
10	Rivian Automotive, Inc. (Class A) *	197
40,210	Tesla, Inc. *	18,083,241

	BUSINESS SOFTWARE & SERVICES - 16.66%	50,243,764
17,030	AppLovin Corporation (Class A) *	11,475,155
10	Cloudflare, Inc. (Class A) *	1,971
10	Datadog, Inc. (Class A) *	1,360
10	Microsoft Corp.	4,836
24,890	MongoDB, Inc. (Class A) *	10,446,084
77,100	Oracle Corp.	15,027,561
74,690	Palantir Technologies Inc. (Class A) *	13,276,147
50	ServiceNow, Inc. *	7,659
10	Snowflake Inc. *	2,194
10	Toast, Inc. (Class A) *	355
10	Unity Software Inc. *	442

	CAPITAL MARKETS - 0.00%	1,131
10	Robinhood Markets, Inc. (Class A) *	1,131

	COMMUNICATION & NETWORKING EQUIPMENT - 5.81%	17,529,100
10	Amphenol Corporation (Class A)	1,351
10	Arista Networks, Inc. *	1,310
87,930	Astera Labs, Inc. *	14,628,035
10	Ciena Corporation *	2,339
10	Coherent Corp. *	1,846
10	Credo Technology Group Holding Ltd (Cayman Islands) *	1,439
10	Lumentum Holdings Inc. *	3,686
8,180	SiTime Corporation *	2,889,094

	COMPUTER HARDWARE - 0.00%	7,390
10	Dell Technologies, Inc. (Class C)	1,259
10	NetApp, Inc.	1,071
10	Pure Storage, Inc. (Class A) *	670
10	Sandisk Corporation *	2,374
10	Super Micro Computer, Inc. *	293
10	Western Digital Corporation	1,723

	CONSUMER ELECTRONICS - 0.00%	2,719
10	Apple, Inc.	2,719

	CRYPTOCURRENCY - 0.00%	5,654
10	Bitmine Immersion Technologies, Inc.	272
10	Circle Internet Group, Inc. (Class A) *	793
10	CleanSpark, Inc. *	101
10	Coinbase Global, Inc. (Class A) *	2,261
10	Core Scientific, Inc. *	146
10	Dynamix Corporation (Class A) *	103
10	Hut 8 Corp. *	459
10	Strategy, Inc. (Class A) *	1,519

	CYBERSECURITY EQUIPMENT & SERVICES - 0.01%	15,947
10	CrowdStrike Holdings, Inc. (Class A) *	4,688
10	CyberArk Software Ltd. (Israel) *	4,461
10	Okta, Inc. (Class A) *	865
20	Palo Alto Networks, Inc. *	3,684
10	Zscaler, Inc. *	2,249

	ELECTRIC UTILITIES - 0.00%	9,612
10	Constellation Energy Corporation	3,533
10	Oklo, Inc. (Class A) *	718
10	Talen Energy Corporation *	3,748
10	Vistra Corp.	1,613

	ELECTRICAL EQUIPMENT & PARTS - 12.54%	37,804,766
20	Bloom Energy Corporation (Class A) *	1,738
49,790	Celestica Inc. (Canada) *	14,718,422
10	Corning Incorporated	876
10	Eaton Corporation plc (Ireland)	3,185
22,960	GE Vernova Inc.	15,005,967
49,840	Vertiv Holdings Co (Class A)	8,074,578

	ENGINEERING & CONSTRUCTION - 0.00%	3,326
10	Argan, Inc.	3,133
10	QXO, Inc. *	193

	ENTERTAINMENT - 0.01%	19,638
100	Netflix, Inc. *	9,376
10	Roblox Corporation (Class A) *	810
10	Roku, Inc. (Class A) *	1,085
10	Spotify Technology S.A. - (Luxembourg) *	5,807
10	Take-Two Interactive Software, Inc. *	2,560

	HEALTHCARE TECHNOLOGY - 0.00%	590
10	Tempus AI, Inc. (Class A) *	590

	INTERNET SERVICES - 3.10%	9,357,713
10	Alibaba Group Holding Limited - ADR	1,466
10	Alphabet, Inc. (Class A)	3,130
40,400	Amazon.com, Inc. *	9,325,128
10	Carvana Co. (Class A) *	4,220
10	MercadoLibre, Inc. (Argentina) *	20,143
10	Opendoor Technologies Inc. (Class A) *	58
10	Sea Limited (Class A) - ADR *	1,276
10	Shopify Inc. (Class A) (Canada) *	1,610
10	Zillow Group, Inc. (Class C) *	682

	INTERNET SOCIAL MEDIA - 2.49%	7,511,856
10	Meta Platforms, Inc. (Class A)	6,601
32,650	Reddit, Inc. (Class A) *	7,505,255

	IT FINANCIAL SERVICES - 0.00%	1,200
10	Affirm Holdings, Inc. (Class A) *	744
10	Rocket Companies, Inc. (Class A) *	194
10	SoFi Technologies, Inc. *	262

	NEOCLOUD DATA CENTERS - 6.75%	20,345,452
371,690	Applied Digital Corporation *	9,113,839
77,190	CoreWeave, Inc. (Class A) *	5,527,576
10	IREN Limited (Australia) *	378
68,140	Nebius Group N.V. (Class A) (Netherlands) *	5,703,659

	PERSONAL DEFENSE EQUIPMENT - 0.00%	5,679
10	Axon Enterprise, Inc. *	5,679

	QUANTUM COMPUTING - 0.00%	1,034
10	D-Wave Quantum Inc. *	261
10	IonQ, Inc. *	449
10	Quantum Computing Inc. *	103
10	Rigetti Computing, Inc. *	221

	SEMICONDUCTORS - 39.84%	120,120,053
10	Advanced Micro Devices, Inc. *	2,142
10	Arm Holdings plc - ADR *	1,093
46,210	Broadcom Inc.	15,993,281
10	Marvell Technology, Inc.	850
10	Micron Technology, Inc.	2,854
10	Monolithic Power Systems, Inc.	9,064
391,860	NVIDIA Corp.	73,081,890
10	QUALCOMM Inc.	1,710
102,100	Taiwan Semiconductor Manufacturing Company Limited - ADR	31,027,169

	SEMICONDUCTOR EQUIPMENT - 0.01%	29,068
10	Applied Materials, Inc.	2,570
10	ASML Holding N.V. - ADR	10,699
10	KLA Corporation	12,151
10	Lam Research Corporation	1,712
10	Teradyne, Inc.	1,936

	TRANSPORT NETWORKS - 0.00%	3,082
10	DoorDash, Inc. (Class A) *	2,265
10	Uber Technologies, Inc. *	817

	EXCHANGE TRADED FUNDS - 0.00%	11,521
	(Cost $3,071)
10	Invesco QQQ ETF	6,143
10	iShares® Bitcoin Trust ETF *	496
10	iShares® Ethereum Trust ETF *	224
10	iShares® Expanded Tech-Software Sector ETF *	1,057
10	VanEck Semiconductor ETF	3,601

	TOTAL INVESTMENT SECURITIES - 100.05%	301,703,942
	(Cost $287,675,095)

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.05%)	(157,350)

	NET ASSETS - 100.00%	$ 301,546,592
	Equivalent to $38.91 Per Share

	* Non-income producing.
	ADR - American Depositary Receipt.
	The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Berkshire Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

ASSETS
Investment securities:
At cost	$ 287,675,095
At value	$ 301,703,942
Cash	351,391
Receivable for dividends	58,800
Receivable for securities sold	9,749,187
Receivable for capital shares sold	56,574
TOTAL ASSETS	311,919,894

LIABILITIES
Payable for securities purchased	9,513,838
Payable for capital shares redeemed	350,693
Payable to affiliate (Note 5)	507,862
Payable for interest expense	909
TOTAL LIABILITIES	10,373,302

NET ASSETS	$ 301,546,592

Net assets consist of:
Paid in capital	$ 432,086,789
Total accumulated deficit	(130,540,197)
NET ASSETS	$ 301,546,592

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	7,749,927

Net asset value and offering price per share	$ 38.91

Minimum redemption price per share*	$ 38.13

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENT OF OPERATIONS
For the Fiscal Year Ended December 31, 2025

INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $45,483)	$ 371,158
TOTAL INVESTMENT INCOME	371,158

EXPENSES
Investment Advisory fees (Note 5)	4,201,173
Administration fees (Note 5)	1,245,102
Interest expense	16,916
TOTAL EXPENSES	5,463,191

NET INVESTMENT LOSS	(5,092,033)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	84,212,721
Net change in unrealized appreciation on investments	(10,260,098)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	73,952,623

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 68,860,590

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2025 and December 31, 2024

	Year Ended	Year Ended
	December 31, 2025	December 31, 2024

FROM OPERATIONS:
Net investment loss	$ (5,092,033)	$ (4,268,201)
Net realized gain from security transactions	84,212,721	115,464,411
Net change in unrealized appreciation on investments	(10,260,098)	392,290
Net increase in net assets from operations	68,860,590	111,588,500

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	56,508,338	31,612,237
Proceeds from redemption fees (Note 6)	361,648	85,913
Payments for shares redeemed	(100,548,578)	(87,139,045)
Net decrease in net assets from capital share transactions	(43,678,592)	(55,440,895)

TOTAL INCREASE IN NET ASSETS	25,181,998	56,147,605

NET ASSETS:
Beginning of year	276,364,594	220,216,989

End of year	$ 301,546,592	$ 276,364,594

CAPITAL SHARE ACTIVITY:
Shares sold	1,650,772	1,242,171
Shares reinvested	-	-
Shares redeemed	(3,039,954)	(3,691,188)
Net decrease in shares outstanding	(1,389,182)	(2,449,017)
Shares outstanding, beginning of year	9,139,109	11,588,126

Shares outstanding, end of year	7,749,927	9,139,109

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021

NET ASSET VALUE, BEGINNING OF YEAR	$ 30.24	$ 19.00	$ 12.65	$ 36.21	$ 43.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.61)	(0.42)	(0.32)	(0.39)	(0.82)
Net realized and unrealized gains (losses)
on investments	9.24	11.65	6.66	(23.18)	0.29	(B)
Total from investment operations	8.63	11.23	6.34	(23.57)	(0.53)

Proceeds from redemption fees	0.04	0.01	0.01	0.01	0.05
LESS DISTRIBUTIONS:
Distributions from net realized gains	-	-	-	-	(7.07)
Total distributions	-	-	-	-	(7.07)

NET ASSET VALUE, END OF YEAR	$ 38.91	$ 30.24	$ 19.00	$ 12.65	$ 36.21

TOTAL RETURN(C)	28.67%	59.16%	50.20%	(65.06%)	(1.38%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of year (thousands)	$ 301,547	$ 276,365	$ 220,217	$ 188,158	$ 747,424
Ratio of expenses to average net assets(D)	1.95%	1.96%	1.97%	1.94%	1.90%
Ratio of net investment loss to average net assets	(1.82%)	(1.76%)	(1.96%)	(1.93%)	(1.87%)
Portfolio turnover rate(E)	2603.8%	2481.8%	1613.9%	1534.6%	1424.8%

(A) Net investment loss was calculated using the average shares outstanding method.
(B) Net realized and unrealized gain (loss) on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain (loss) on investments in the Statement of Operations.
(C) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(D) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.94%, 1.95%, 1.96%,
1.93% and 1.89%, respectively.
(E) Portfolio turnover is greater than most funds due to the investment style of the Fund.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2025

1. Organization
The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

Segment Reporting — The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and his role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

Securities valuation — The Fund's portfolio securities are carried at fair value, which is generally determined by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued in good faith by the Valuation Committee, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures and are categorized as level 2 or level 3, when appropriate. The Trust's Valuation Committee shall consist of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures which were established in accordance with Rule 2a-5 of the 1940 Act, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s Valuation Committee's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Common Stock
Semiconductors	$ 120,120,053	-	-	$ 120,120,053
Business Software & Services	50,243,764	-	-	50,243,764
Electrical Equipment & Parts	37,804,766	-	-	37,804,766
Aerospace & Defense	20,590,209	-	-	20,590,209
Neocloud Data Centers	20,345,452	-	-	20,345,452
Automobile Manufacturers	18,083,438	-	-	18,083,438
Communication & Networking Equipment	17,529,100	-	-	17,529,100
Internet Services	9,357,713	-	-	9,357,713
Internet Social Media	7,511,856	-	-	7,511,856
Semiconductor Equipment	29,068	-	-	29,068
Entertainment	19,638	-	-	19,638
Cybersecurity Equipment & Services	15,947	-	-	15,947
Electric Utilities	9,612	-	-	9,612
Computer Hardware	7,390	-	-	7,390
Personal Defense Equipment	5,679	-	-	5,679
Cryptocurrency	5,654	-	-	5,654
Engineering & Construction	3,326	-	-	3,326
Transport Networks	3,082	-	-	3,082
Consumer Electronics	2,719	-	-	2,719
IT Financial Services	1,200	-	-	1,200
Capital Markets	1,131	-	-	1,131
Quantum Computing	1,034	-	-	1,034
Healthcare Technology	590	-	-	590
Total Common Stocks	301,692,421	-	-	301,692,421
Exchange Traded Funds	11,521	-	-	11,521
Total Investment Securities	$ 301,703,942	-	-	$ 301,703,942

The Fund did not hold any Level 3 securities during the fiscal year ended December 31, 2025.

The Fund did not hold any derivative instruments during the reporting period.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is recognized on an accrual basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund complies and intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the fiscal year ended December 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund’s continued compliance with the IRC requirements of regulated investment companies and the Fund’s limited, exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements. As part of its assessment, management noted that foreign withholding taxes were approximately 0.05% of the Fund's net assets and therefore, further disclosure regarding foreign withholding taxes on dividend income was considered immaterial.

Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund elected a tax year-end of September 30. For the tax year ended September 30, 2025 and the fiscal year December 31, 2025, the following permanent adjustment was recorded.

The adjustment was primarily related to the reclassification of net operating loss:

Paid-In Capital		($4,233,108)
Total Distributable Earnings/(Accumulated Deficit)		$4,233,108

3. Investment Transactions
Purchases and sales of investment securities (excluding short-term instruments) for the fiscal year ended December 31, 2025, were $7,356,812,875 and $7,405,397,982 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information
For Federal income tax purposes, as of December 31, 2025, the cost of investments, and gross appreciation/depreciation was as follows:

Federal Income Tax Cost	$313,878,379
Gross Unrealized Appreciation	17,432,997
Gross Unrealized Depreciation	(29,607,434)
Net Unrealized Depreciation	($12,174,437)

The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

There were no distributions paid during the fiscal year ended December 31, 2025 or the fiscal year ended December 31, 2024.

As of the tax year ended September 30, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Accumulated Capital and Other Losses	($123,198,713)
Net Unrealized Appreciation	7,888,709
Total Accumulated Deficit	($115,310,004)

As of the tax year ended September 30, 2025, accumulated capital and other losses included the following:

Deferred Interest Expense	($106,981)
Deferred Late Year Ordinary Losses	($3,674,977)
Short-Term Capital Loss Carryforward	($117,706,509)
Long-Term Capital Loss Carryforward	($1,710,246)

Under current tax law, late year ordinary losses incurred after December 31 of a fund’s tax year end may be deferred and treated as occurring on the first business day of the following year for tax purposes. The capital loss carryforward has no expiration. During the tax year ended September 30, 2025, the Fund utilized $134,304,132 of short-term capital loss carryforwards and $41,200 of long-term capital lass carryforwards.

5. Related Party Transactions, Investment Advisory and Administrative Fees
Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $90,000 in Trustee fees and expenses directly by Berkshire Capital during the fiscal year ended December 31, 2025.

The Chief Compliance Officer ("CCO") of the Fund was paid $24,000, in CCO fees for the fiscal year ended December 31, 2025, by the Adviser.

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the fiscal year ended December 31, 2025, Berkshire Capital was paid an investment advisory fee of $4,201,173 and an administration fee of $1,245,102 from the Fund. The amount due to Berkshire Capital for these fees at December 31, 2025, totaled $507,862.

6. Redemption Fee
The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the fiscal year ended December 31, 2025, proceeds from redemption fees were $361,648.

7. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At December 31, 2025, National Financial Services Corp. beneficially owned, in aggregate, 51.88% of the Fund.

8. Market Developments, Events, and Risks
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

9. Revolving Credit Agreement
The Trust entered into a Revolving Credit Agreement (the “Loan Agreement”) between the Trust and its custodian, The Huntington National Bank, N.A. The Fund may not borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The maximum amount that the Fund is permitted to borrow is the lesser of: (i) $3,000,000 or (ii) 10% of the Fund's daily market value and is secured by the securities in the Fund. The maximum interest rate of such loans is set at a rate per annum equal to the Term Secured Overnight Financing Rate subject to a 0.25% floor, plus 1.85% per annum, subject to an Annual Fee and an Unused Fee. The Annual Fee for the Loan Agreement is equal to 1/8 of one percent (1.00%) of the Loan Amount of $3,000,000 and the Unused Fee is equal to 1/8 of one percent (1.00%) of the excess of the Loan Amount over the outstanding principal balance of the loan. During the fiscal year ended December 31, 2025, the Fund had an average loan balance of $155,865 and paid an average interest rate of 6.02%. Additionally, the maximum borrowing during the period was $2,965,517, which occurred on June 5, 2025. As of December 31, 2025, there was an outstanding loan balance of $0 and the interest rate was 5.58% . No compensating balances are required. The loan matures on August 11, 2026, per agreement.

10. Concentration of Sector Risk
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2025, the Fund had 39.84% of the value of its net assets invested in stocks within the Semiconductor sector.

11. Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events after December 31, 2025, through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Berkshire Focus Fund and
Board of Trustees of The Berkshire Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Berkshire Funds comprising Berkshire Focus Fund (the “Fund”) as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

/s/ Cohen & Company, LTD.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 25, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Board of Trustees (the “Trustees” or the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Berkshire Capital Holdings, Inc. (the “Advisor”) at a meeting held on December 13, 2025.

The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which time no representatives of the Advisor were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Among other factors, the Independent Trustees considered the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Advisor; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Prior to the executive session, a representative of the Advisor referred the Independent Trustees to the materials that had been provided to them for purposes of their consideration of the Advisory Agreement. He summarized the services provided by the Advisor to the Fund and he reported that there were no material changes in the structure or relationships of the Advisor. The representative next reviewed with the Trustees the average total returns of the Fund through quarter end September 30, 2025 (year-to-date, 1-year, 3-years, 5-years, 10-years and 15-years), month end September 30, 2025 (year-to-date), and the expense ratios and management fees of the Fund in comparison with funds in the Morningstar Technology Fund category (the “Category”), and a group of no-load Morningstar Technology Funds with net assets ranging from $40 million to $1 billion (the “Peer Group”). He also reviewed comparisons of the Fund’s performance with its benchmark indices, as well as the Category and Peer Group. He noted that he had provided the Advisor’s balance sheet and income statement to the Independent Trustees prior to the meeting. He then led a discussion regarding the Advisor’s profitability, indicating a profit margin at the time of analysis.

Investment Performance
The Independent Trustees considered the short-term and long-term investment performance of the Fund over various periods of time for the quarter ended September 30, 2025, and month end September 30, 2025, as compared to its benchmark indices and the Category and Peer Group. The Independent Trustees noted the Fund had outperformed its primary benchmark index, the S&P 500®, over the year-to-date, 1-year, 3-year, 10-year and 15-year periods, remarking in particular the year-to-date and 1-year performance of the Fund relevant to the primary benchmark index had been outstanding. The Fund underperformed its benchmark indices over the 5-year period. The data also showed the Fund outperformed its Category and Peer Group averages for the year-to-date, 1-year and 3-year periods; and underperformed its Category and Peer Group averages for the 5-year and 10-year periods.

The Trustees determined the Advisor was delivering outstanding performance results consistent with the long-term investment strategies being pursued by the Fund. Based on this review, the Independent Trustees concluded that the performance of the Advisor was acceptable for the purposes of approving the Advisory Agreement.

Nature, Extent and Quality of Services Provided by the Investment Advisor
The Trustees then reviewed the nature, quality and scope of current and anticipated services provided by the Advisor under the Advisory Agreement. The Trustees discussed the Advisor’s experience and the capabilities of the Advisor’s portfolio manager. For example, the Trustees reviewed and discussed the Advisor’s Form ADV and internal compliance policies, as well as the experience of the Advisor as investment advisor. In addition to the above considerations, the Trustees reviewed and considered a description of the Advisor’s portfolio and brokerage transactions, noting that the Advisor received no soft dollars. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Advisor to the Fund were appropriate and continued to support its original selection of the Advisor.

Costs of Services Provided
The Trustees next reviewed the terms of the Advisory Agreement and the Administration Agreement, concluding after discussion with independent counsel that it was appropriate to consider them together, given that the Advisor was performing all services under the agreements and that the Administration Agreement called for the Advisor to pay substantially all of the Fund’s expenses (except for the investment advisory fee, interest and taxes). The Trustees concluded that it would be putting form over substance to treat the two agreements separately. The representative of the Advisor then reviewed the advisory fee and expense ratio for the Fund and compared the fee and expense ratio with the advisory fees and expense ratios of the Fund’s Category and Peer Group. He noted that the expense ratio was more meaningful than the actual advisory fee ratio because the agreements have a “universal fee” structure where the Advisor pays substantially all of the expenses of the Fund and is compensated with a higher fee. The representative further noted that most of the funds in the comparative data do not share this structure.

After discussion, the Trustees agreed that, instead of comparing actual advisory fees, it was more appropriate to compare net expense ratios, due to the universal fee structure. The Trustees further noted that some of the funds in the comparative data were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The Trustees noted that the Fund’s net expense ratio was at the top of the Peer Group and near the top of the Category, but within the range of the Category.

At this point, the representative added that the work involved in running the Fund was significantly higher than for most other funds because of the extreme volatility of high-growth and technology stocks. He stated that he actively managed the Fund’s portfolio every day, and used a time-intensive process to follow news regarding each of the stocks in the portfolio and stocks that he considered for the portfolio. He estimated that a net positive performance of the Fund was generated by his doing trading “on the edges,” which he believed allowed the Fund to take advantage of short-term movements in particular stock prices. The Trustees recognized the benefit of the Advisor’s active management of the Fund and based on their review, concluded that the cost of services provided by the Advisor was appropriate.

Profitability of the Advisor
The Trustees next considered an analysis of the profitability of the Advisor from the fees payable under the Advisory Agreement and the Administration Agreement. In addition, the Trustees reviewed the financial condition of the Investment Advisor for 2025. A representative of the Advisor reviewed the profitability analysis of the Advisor with the Trustees, noting that as no rent expenses and no payroll expenses were deducted through September 30, 2025, the Advisor’s profitability was significantly overstated. The Trustees remarked that the Advisor’s level of profitability was above the median pre-tax operating margins reported in the MPI analysis before considering certain expenses. They also note that the profitability for equity funds was generally significantly higher, and that after including the Advisor’s expected payroll expense for 2025 the Advisor’s profitability was within the acceptable range.

Economies of Scale
The Trustees next considered whether the Fund has appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The representative of the Advisor reminded the Trustees that the Advisor’s fees under the Administration Agreement contain breakpoints and noted that the Fund was already receiving the benefit of the fee reduction at the third break point. The Trustees acknowledged that the Advisor was entitled to reasonable profits and indicated that the existing breakpoints are, and should continue to pass on the benefits of economies of scale to shareholders.

Conclusion
At this point, the Trustees indicated that it was their consensus that the information presented, and the discussion of the information were adequate for making a determination regarding the renewal of the Advisory Agreement. As to the nature, extent and quality of services provided by the Advisor, the Trustees expressed their common opinion that the Advisor provides excellent services to the Fund and that the extent of the services is consistent with the Board’s expectations. They complimented the Advisor on the Fund’s outstanding relative outperformance year-to-date, 1-year, 3-year, 10-year and over the last 15 years. The Trustees then concluded that, based on their review of the fees and overall expense comparisons, as well as all information relating to the profitability of the Advisor, that the advisory and administration fees were reasonable and that the arrangements were not generating excessive profits to the Advisor. The Trustees further concluded that the existing fee breakpoints would make the Advisor’s fees reflective of economies of scale.

After further discussion and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of the Advisory Agreement for an additional year was in the best interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 1, 2004.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 3/2/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 3/2/2026